Exhibit 99.1

For Release at 4:30 PM EST on Tuesday, December 11, 2012

Gasco Energy Receives Notice of NYSE MKT Listing Deficiency

DENVER — (PR Newswire) — December 11, 2012 — Gasco Energy, Inc. (NYSE MKT: GSX) (“Gasco” or the “Company”) today announced that on December 6, 2012, it received notice from the NYSE MKT LLC (the “Exchange”) indicating that the Company does not satisfy the continued listing standards of the Exchange set forth in Section 1003(f)(v) of the NYSE MKT LLC Company Guide (the “Company Guide”) because the Company’s common stock has traded at a low price per share for a substantial period of time.  The Company has not yet determined what action, if any, it will take in response to this notice.  In the notice, the Exchange predicates the Company’s continued listing on the Exchange on the Company effecting a reverse stock split of its common stock by June 6, 2013.

There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame. If the Company is not able to regain compliance with the continued listing standards by the end of the specified period, the Company will be subject to delisting procedures as set forth in the Company Guide.

About Gasco Energy

Denver-based Gasco Energy, Inc. is a natural gas and petroleum exploitation, development and production company engaged in locating and developing hydrocarbon resources, primarily in the Rocky Mountain region and in California’s San Joaquin Basin.  Gasco’s principal business is the acquisition of leasehold interests in petroleum and natural gas rights, either directly or indirectly, and the exploitation and development of properties subject to these leases.  Gasco focuses its drilling efforts in the Riverbend Project located in the Uinta Basin of northeastern Utah, targeting the oil-bearing Green River Formation and the natural gas-prone Wasatch, Mesaverde, Blackhawk, Mancos, Dakota and Morrison formations.  To learn more, visit http://www.gascoenergy.com.

Forward-Looking Statements

Certain statements set forth in this press release relate to management’s future plans, objectives and expectations.  Such statements are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding Gasco’s future compliance with the Exchange’s continued listing standards, are forward-looking statements. These statements express, or are based on, management’s current expectations and forecasts about future events. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “would,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “foresee,” or “continue” or the negative thereof or similar terminology.

Although any forward-looking statements contained in this press release or otherwise expressed by us are to the knowledge and in the judgment of management, believed to be reasonable when made, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken.  Forward-looking statements involve and may be affected by inaccurate assumptions, and known and unknown risks and uncertainties (some of which are beyond Gasco’s control), that may cause Gasco’s actual actions, performance and financial results in future periods to differ materially from any expectation, projection, estimate or forecasted result.  Some of the key factors that may cause actual results to vary from those Gasco expects include Gasco’s ability to maintain adequate cash flow from operations or obtain adequate financing to fund its operations and meet working capital needs and its related ability to continue as a going concern; the ability to pursue strategic restricting, refinancing or other transactions; the ability to remain in compliance with the terms and conditions of our outstanding convertible senior notes and warrants; the ability to maintain relationships with suppliers and customers; volatility and recent declines in Gasco’s stock price; overall demand for natural gas and oil in the United States;  the inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices; competition from other companies with greater resources; environmental and other government regulations, including new or proposed legislation; defects in title to properties; increases in Gasco’s cost of borrowing or inability or unavailability of capital resources or cash flow from operations to fund capital expenditures; changes in general economic conditions in the United States; Gasco’s ability to manage interest rate and commodity price exposure; the condition of credit and capital markets in the United States; and other risks described in (1) Part I, “Item 1A—Risk Factors,” “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 7A—Quantitative and Qualitative Disclosure About Market Risk” and elsewhere in Gasco’s Annual Report on Form 10-K for the year ended December 31, 2011 and (2) Gasco’s other reports and registration statements filed from time to time with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Any of these factors could cause Gasco’s actual actions or results to differ materially from those implied by these or any other forward-looking statements made by Gasco.  Gasco cannot assure you that its future actions and results will meet its expectations.  When you consider these forward-looking statements, you should keep in mind these factors.  All subsequent written and oral forward-looking statements attributable to Gasco are expressly qualified in their entirety by these factors.  Gasco’s forward-looking statements speak only as of the date made.  Gasco assumes no duty to update or revise its forward-looking statements based on changes in internal estimates or expectations or otherwise.